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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 2, 2002

                          MINORPLANET SYSTEMS USA, INC.
               (Exact Name of Registrant as Specified in Charter)

               DELAWARE               0-26140                   51-0352879
-------------------------------   ----------------        ----------------------
(State or Other Jurisdiction of   (Commission File           (I.R.S. Employer
Incorporation or Organization)        Number)             Identification Number)

                     1155 Kas Drive, Richardson, Texas 75081
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (972) 301-2000

                           @Track Communications, Inc.
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On August 2, 2002, Minorplanet USA, Inc., formerly @Track Communications, Inc. (the "Company") received a letter from the Securities and Exchange Commission ("SEC") notifying the Company that its independent auditor, Arthur Andersen LLP ("Andersen"), in connection with the wind-down of Andersen's business, had notified the SEC that it would be unable to perform future audit services for the Company effective immediately. The Company did not receive a copy of this notification directly from Andersen. Upon the recommendation of the Company's Audit Committee, the Company's management has been in discussions with and plans to engage Deloitte Touche LLP ("Deloitte") as its new independent auditors subject to approval by the Company's Board of Directors and Deloitte's completion of its formal acceptance procedures.

     Andersen's reports on the Company's consolidated financial statements for the past two years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

     During the Company's two most recent fiscal years and through the date of this Form 8-K, there were no disagreements with Andersen on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years; and there were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

     The letter from Andersen to the SEC required by Item 304 of Regulation S-K has been omitted pursuant to Item 304T(b)(2) of Regulation S-K as such letter could not be obtained after reasonable efforts.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     c) Exhibits. The following exhibits are filed with this document:

Exhibit No.       Description
-----------       -----------
16                Letter from Arthur Andersen LLP to the Securities and Exchange
                  Commission (omitted pursuant to Item 304T of Regulation S-K).

99.1 Press Release dated August 6, 2002 regarding proposed engagement of successor audit firm.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MINORPLANET SYSTEMS USA, Inc.

                                       /s/ W. Michael Smith
                                       -----------------------------------------
                                       W. Michael Smith
                                       Executive Vice President, Chief Financial
                                       Officer and Treasurer

Date: August 6, 2002

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
Exhibit No.       Description
-----------       -----------

16                Letter from Arthur Andersen LLP to the Securities and Exchange
                  Commission (omitted pursuant to Item 304T of Regulation S-K).

99.1 Press Release dated August 6, 2002 regarded proposed engagement of successor audit firm.